Exhibit 32.1

                  CERTIFICATION OF CHIEF FINANCIAL OFFICER
                     PURSUANT TO 18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Empire Global Corp. (the "Company") on Form 10-QSB for the period ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kalson G.H. Jang, Acting Chief Executive Officer and Acting Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 18th day of November 2005.





                                                  /s/ Kalson G.H. Jang
                                                  ------------------------------
                                                  Acting Chief Executive Officer
                                                  Acting Chief Financial Officer